Exhibit 32

SECTION 906 CERTIFICATION

We, Peter J. Gundermann, Chief Executive Officer of Astronics Corporation (the "Company")and David C. Burney Chief Financial Officer of Astronics Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

        1.    The Quarterly Report on Form 10-Q of the Company for the quarter ended October 1, 2005 (the "Report") fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

        2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2005	/s/ Peter J. Gundermann

Peter J. Gundermann Title: Chief Executive Officer

Dated: November 14, 2005	/s/ David C. Burney

David C. Burney Title: Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.